UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2013

The First Marblehead Corporation
(Exact name of registrant as specified in charter)

Delaware	001-31825	04-3295311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Prudential Tower 800 Boylston Street, 34th Floor Boston, Massachusetts	02199-8157
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 895-4283

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 23, 2013, The First Marblehead Corporation (the “Corporation”) received written notice from NYSE Regulation, Inc. that the Corporation was not in compliance with one of the continued listing standards of the New York Stock Exchange (the “NYSE”).   The applicable listing standard requires an average closing price of not less than $1.00 per share over a consecutive 30-trading-day-period (the “Standard”).  As of September 20, 2013, the average closing price of the Corporation’s common stock over a consecutive 30-trading-day-period was $0.98 per share.

The Corporation can regain compliance with the Standard at any time during a six-month cure period if, on the last trading day of any calendar month during the cure period, (i) the closing price per share of the Corporation’s common stock is at least $1.00 and (ii) the average closing price per share of the Corporation’s common stock is at least $1.00 over the 30-trading-day-period ending on the last trading day of that month.  Otherwise, the NYSE will commence delisting procedures.

The Corporation has determined to notify the NYSE within 10 business days of receipt of the notice that it intends to cure the deficiency. The Corporation is considering a number of alternatives to cure the deficiency, including a proposal for 1-for-10 reverse stock split that it will submit to its stockholders for approval at the Corporation’s 2013 annual meeting of stockholders to be held on November 12, 2013.  The Corporation’s common stock will continue to be listed and traded on the NYSE during the cure period (with a “.BC” indicator affixed to the ticker symbol), subject to the Corporation’s compliance with the other NYSE continued listing requirements.

On September 27, 2013, the Corporation issued a press release, which is attached as Exhibit 99.1 to this current report on Form 8-K, disclosing the Corporation’s receipt of the notice from NYSE Regulation, Inc. and the fact that the Corporation had fallen below one of the NYSE’s continued listing standards.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release issued by the Corporation on September 27, 2013 entitled, “First Marblehead Receives Notice of Non-Compliance with NYSE Listing Standards”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST MARBLEHEAD CORPORATION
Date: September 27, 2013	By:	/s/ Kenneth Klipper
Kenneth Klipper Managing Director and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Press release issued by the Corporation on September 27, 2013 entitled, “First Marblehead Receives Notice of Non-Compliance with NYSE Listing Standards”